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                                                                   Exhibit 10.45

                           CYTOKINETICS, INCORPORATED

                         COMMON STOCK PURCHASE AGREEMENT

      THIS COMMON STOCK PURCHASE AGREEMENT (the "AGREEMENT") is made as of March ___, 2004 by and among Cytokinetics, Incorporated, a Delaware corporation (the "COMPANY"), and Glaxo Group Limited (the "INVESTOR").

                                    RECITALS

      A. Whereas, the Company has authorized the sale and issuance of shares of its Common Stock (the "Stock") at a per share purchase price (the "PER SHARE PRICE") equal to the per share purchase price to the public in the Company's initial public offering of shares of its Common Stock pursuant to a registration statement on Form S-1, as amended (the "REGISTRATION STATEMENT") filed with the Securities and Exchange Commission (the "IPO").

      B. Whereas, the Company has determined that it is in the best interests of the Company and its stockholders to allow the Investor to make the investment in the Company provided for, and on the terms and conditions set forth, in this Agreement.

      C. Whereas, the Investor desires to make such investment on such terms and conditions.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions herein contained, the Company and the Investor hereby agree as follows:

                                    SECTION 1

                           PURCHASE AND SALE OF SHARES

      1.1 AUTHORIZATION OF THE STOCK. On or prior to the Closing (as defined in SECTION 1.4 below), the Company shall have authorized the sale and issuance of the Stock to the Investor.

      1.2 SALE OF THE STOCK. Subject to the terms and conditions hereof, the Company will issue and sell to the Investor, and the Investor will purchase from the Company, at the Closing, that number of whole shares of Stock equal to the quotient obtained by dividing the dollar amount set forth opposite the Investor's name on the Schedule of Purchasers attached hereto as SCHEDULE A by the Per Share Price.

      1.3 PRE-CLOSING. A pre-closing to the purchase and sale of the Stock contemplated by this Agreement shall be held at 10:00 a.m. at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, CA 94304-1050 on the date one day prior to the Closing (or such other time and date upon which the parties may agree). The Company shall provide to the Investor with notice of the date and time of such pre-closing not later than twenty-four (24) hours prior to the pre-closing. Notwithstanding the provisions of Section 7.4 below, such notice may be oral. At the pre-closing the Investor shall transfer to the Wilson Sonsini Goodrich & Rosati trust account the aggregate purchase price for the Stock to be purchased by the Investor by check payable to the order of the

Company or by wire transfer pursuant to wire transfer instructions delivered to the Investor by the Company, which purchase price shall be held in escrow by Wilson Sonsini Goodrich & Rosati until the Closing.

      1.4 CLOSING. The purchase and sale of the Stock shall take place at a closing (the "CLOSING") to be held at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, CA 94304-1050, immediately prior to the closing of the Company's IPO (the "CLOSING DATE"). At the Closing, the Company will deliver or cause to be delivered to the Investor a certificate or certificates representing the Stock that the Investor is purchasing and, concurrently, Wilson Sonsini Goodrich & Rosati shall release from escrow and deliver to the Company by wire transfer the purchase price for such Stock.

                                    SECTION 2

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY


      The Company hereby represents and warrants as follows:

      2.1 ORGANIZATION AND GOOD STANDING AND QUALIFICATIONS. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as currently conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties. True and accurate copies of the Company's Amended and Restated Certificate of Incorporation (the "RESTATED CERTIFICATE") and Bylaws, as amended, and each as in effect at the Closing have been provided to the Investor.

      2.2 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance, sale and delivery of the Stock has been taken or will be taken prior to the Closing, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject only to: (i) judicial principles limiting the availability of specific performance, injunctive relief, and other equitable remedies; and (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights.

      2.3 VALID ISSUANCE OF STOCK. The Stock when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

      2.4 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the offer, sale or issuance of the Stock, except for the following: (i) the filing of the Restated Certificate in the office

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of the Secretary of State of the State of Delaware, which shall be filed by the
Company on or prior to the Closing; (ii) the filing of such notices as may be required under the Securities Act of 1933, as amended (the "SECURITIES ACT"); and (iii) the compliance with applicable state securities laws, which compliance will have occurred within the appropriate time periods therefor. Based in part on the representations of the Investor set forth in Section 3 below, the offer, sale and issuance of the Stock in conformity with the terms of this Agreement are exempt from the registration requirements of Section 5 of the Securities Act and from the registration or qualification requirements of applicable state securities laws.

      2.5 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation or default of any provision of its Restated Certificate or Bylaws, as amended, and each in effect on and as of the Closing. The Company is not in violation or default of any material provision of any instrument, mortgage, deed of trust, loan, contract, commitment, judgment, decree, order or obligation to which it is a party or by which it or any of its properties or assets are bound which would materially adversely affect the financial condition, business, property, assets or liabilities of the Company or of any provision of any federal, state or, to its knowledge, local statute, rule or governmental regulation which would materially adversely affect the financial condition, business, property, assets or liabilities of the Company. The execution, delivery and performance of and compliance with this Agreement, and the issuance and sale of the Stock will not result in any such violation, be in conflict with or constitute, with or without the passage of time or giving of notice, a default under any such provision, require any consent or waiver under any such provision (other than any consents or waivers that have been obtained), or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such provision.

                                    SECTION 3

                 REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

      The Investor hereby represents and warrants that:

      3.1 EXPERIENCE. The Investor is experienced in evaluating companies such as the Company, is able to fend for itself in transactions such as the one contemplated by this Agreement, has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the Investor's prospective investment in the Company, and has the ability to bear the economic risks of the investment.

      3.2 INVESTMENT. The Investor is acquiring the Stock for investment for the Investor's own account and not with the view to, or for resale in connection with, any distribution thereof. The Investor understands that the Stock has not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. The Investor acknowledges and agrees that the Stock purchased by the Investor, until disposition of such Stock in accordance with the provisions of this Agreement, shall remain at all times within the Investor's control. The Investor further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to

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any of the Stock. The Investor understands and acknowledges that the offering of the Stock pursuant to this Agreement will not be registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from the registration requirements of the Securities Act.

      3.3 RULE 144. The Investor acknowledges that the Stock must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Investor is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions. The Investor covenants that, in the absence of an effective registration statement covering the stock in question, the Investor will sell, transfer, or otherwise dispose of the Stock only in a manner consistent with the Investor's representations and covenants set forth in this Section 3. In connection therewith, the Investor acknowledges that the Company will make a notation on its stock books regarding the restrictions on transfers set forth in this Section 3 and will transfer securities on the books of the Company only to the extent not inconsistent therewith.

      3.4 ACCESS TO INFORMATION. The Investor has received and reviewed information about the Company and has had an opportunity to discuss the Company's business, management and financial affairs with its management and to review the Company's facilities. The Investor has carefully reviewed the information prepared by the Company in connection with this offering and has been furnished with all other materials that it considers relevant to its investment in the Stock. The Investor has had a full opportunity to ask questions of and receive answers from the Company, or any person or persons acting on behalf of the Company, concerning the terms and conditions of an investment in the Stock. The Investor understands that such discussions were intended to describe the aspects of the Company's business and prospects which the Company believes to be material, but were not necessarily a thorough or exhaustive description. No statement or printed material contrary to the information contained in the information has been made or given to the Investor by or on behalf of the Company. The Investor is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, including without limitation, any of the Company's underwriters, except for the statements, representations and warranties contained in this Agreement.

      3.5 AUTHORIZATION. This Agreement when executed and delivered by the Investor will constitute a valid and legally binding obligation of the Investor, enforceable in accordance with its terms, subject to: (i) judicial principles respecting election of remedies or limiting the availability of specific performance, injunctive relief, and other equitable remedies; and (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights.

      3.6 INVESTOR STATUS. The Investor acknowledges that it is either (i) an institutional "accredited investor" as defined in Rule 501(a) of Regulation D of the Securities Act (an "Institutional Accredited Investor") or (ii) a "qualified institutional buyer" as defined in Rule 144A of the Securities Act, as indicated on SCHEDULE A hereto, and the Investor shall submit to the Company such further assurances of such status as may be reasonably requested by the Company.

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      3.7   FOREIGN INVESTOR. The Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Stock or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Stock, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Stock. The Investor's subscription and payment for and continued beneficial ownership of the Stock, will not violate any applicable securities or other laws of the Investor's jurisdiction.

      3.8 NO INDUCEMENT. The Investor was not induced by the filing of the Registration Statement in connection with the Company's IPO to participate in the offer and sale of the Stock, and the Investor's decision to so participate was not influenced by the information contained in the Registration Statement.

                                    SECTION 4
                 CONDITIONS TO INVESTOR'S OBLIGATIONS AT CLOSING

      The obligations of the Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, any of which may be waived in writing by the Investor:

      4.1 NO INJUNCTION, ETC. No preliminary or permanent injunction or other binding order, decree or ruling issued by a court or governmental agency shall be in effect which shall have the effect of preventing the consummation of the transactions contemplated by this Agreement.

      4.2 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in SECTION 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

      4.3 PERFORMANCE. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before each Closing.

      4.4 COMPLIANCE CERTIFICATE. A duly authorized officer of the Company shall deliver to the Investor at the Closing a certificate stating that the conditions specified in Sections 4.2 and 4.3 have been fulfilled.

      4.5 SECURITIES LAWS. The offer and sale of the Stock to the Investor pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

      4.6 CORPORATE PROCEEDINGS. All corporate and other proceedings required to carry out the transactions contemplated by this Agreement, and all instruments and other documents relating to such transactions, shall be reasonably satisfactory in form and substance to the Investor and its counsel, and the Investor shall have been furnished with such instruments and documents as such counsel shall have reasonably requested.

      4.7 INITIAL PUBLIC OFFERING. The Registration Statement prepared in connection with the Company's IPO shall have been filed with, and declared effective by, the Securities and Exchange Commission.

      4.8 AUTHORIZATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

                                    SECTION 5

               CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING

      The obligations of the Company to the Investor under this Agreement are subject to the fulfillment on or before each Closing of each of the following conditions by the Investor:

      5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investor contained in Section 3 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

      5.2 SECURITIES LAW COMPLIANCE. The offer and sale of the Stock to the Investor pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

      5.3 AUTHORIZATION. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing.

      5.4 CORPORATE PROCEEDINGS. All corporate and other proceedings contemplated at the Closing hereby, and all documents and instruments incident to these transactions, shall be reasonably satisfactory in substance to the Company and its counsel.

      5.5 LOCK-UP AGREEMENT. The Investor shall have delivered to Goldman, Sachs & Co. an executed Lock-Up Agreement in the form attached hereto as EXHIBIT A.

      5.6 PAYMENT OF PURCHASE PRICE. The Investor shall have delivered to the Company the purchase price for the Stock as set forth in Section 1.4 hereof.

                                    SECTION 6

                               INVESTOR COVENANTS

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      6.1   RESTRICTIONS ON RESALE OF STOCK.

            (a) The Investor agrees that during the Research Term (as such term is defined in the Collaboration and License Agreement between the parties dated June 20, 2001, but not to include any extensions of the initial Research Term (the "Restriction Term")), the Investor shall not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of in any manner, either directly or indirectly ("Sale" or "Sell"), the Stock purchased pursuant to this Agreement (the "Covenant Shares"), provided that, nothing in the foregoing sentence shall prevent the Investor from participating in, and selling the Covenant Shares through, registrations of the Company's Common Stock ("Common Stock") pursuant to the provisions of Section 1.3 of the Company's Amended and Restated Investors' Rights Agreement dated March 21, 2003, as amended.

            (b) After the expiration of such Restriction Term the Investor and the Company agree and acknowledge that it is in their mutual interest that disposition of the Covenant Shares be accomplished in a manner that does not disrupt or undermine the trading market for Common Stock (including any undue adverse reaction to the fact of sale of Covenant Shares by the investor as a research collaborator of the Company), and the parties will work together to explore methods of disposition in order to achieve such goal.

            (c) Notwithstanding anything to the contrary in this Section 6.1, after the period that is 180 days after IPO the Investor may sell Covenant Shares, if (i) the publicly traded fair market value per share of publicly traded shares of Common Stock, at the time of the sale by the Investor of Covenant Shares, is greater than two and a half times the per share price (as adjusted for combination, stock splits, stock dividends, subdivisions or split-ups) that shares of Common Stock were initially offered to the public in the IPO (the "IPO Price") and (ii) no sales by the Investor of shares of Covenant Shares are at a price per share less than two and a half times (as adjusted for combination, stock splits, stock dividends, subdivisions or split-ups) the IPO Price. If the Investor intends to sell any Covenant Shares held by it pursuant to the provisions of this Section 6.1(c), the Investor and the Company agree and acknowledge that it is in their mutual interest that disposition of the Covenant Shares be accomplished in a manner that does not disrupt or undermine the trading market for the Company's Common Stock (including any undue adverse reaction to the fact of sale of Covenant Shares by the investor as a research collaborator of the Company), and the parties will work together to explore methods of disposition in order to achieve such goal. Investor agrees to execute a lockup agreement covering sales of Covenant Shares during the 180-day period following the IPO as requested by the underwriters in the IPO.

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                                    SECTION 7

                                  MISCELLANEOUS

      7.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California as applied to agreements entered into and performed entirely in the State of California by residents thereof.

      7.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Investor and the closing of the transactions contemplated hereby.

      7.3 SUCCESSORS, ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

      7.4 NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by facsimile or mailed by registered or certified mail, postage prepaid, return receipt requested, or otherwise delivered by hand or by messenger, addressed (a) if to an Investor, at such address as the Investor shall have furnished to the Company in writing, or
(b) if to the Company, at the following address:

                  Cytokinetics, Incorporated
                  280 E Grand Ave, Suite #2
                  South San Francisco, CA 94080

or at such other address as the Company shall have furnished to the Investor. If notice is provided by facsimile, it shall be deemed to be given one (1) business day after transmission (with receipt of appropriate confirmation). If notice is provided by U.S. mail, notice shall be deemed to be given four (4) days after proper deposit in a U.S. mailbox, postage prepaid, and addressed to the parties at the addresses provided to the Company or such other address as a party may request by notifying the other in writing. If notice is provided by a messenger service that guarantees "next business day" delivery, it shall be deemed effective one (1) business day after deposit with such messenger service.

      7.5 EXPENSES. The Company and the Investor shall bear their own expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby.

      7.6 FINDER'S FEES. The Company and the Investor shall each indemnify and hold the other harmless from any liability for any commission or compensation in the nature of a finder's fee, placement fee or underwriter's discount (including the costs, expenses and legal fees of defending against such liability) for which the Company or the Investor, or any of their respective partners, employees, or representatives, as the case may be, is responsible.

      7.7 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be enforceable against the party actually executing the counterpart, and all of which together shall constitute one instrument.

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      7.8   SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.


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      IN WITNESS WHEREOF, the parties have executed this Stock Purchase
Agreement as of the date first set forth above.

CYTOKINETICS, INCORPORATED                GLAXO GROUP LIMITED

By:                                       By:
   -----------------------------------    --------------------------------------

Name:                                     Name:
     ---------------------------------    --------------------------------------

Title:                                    Title:
      --------------------------------    --------------------------------------


                  SIGNATURE PAGE TO CYTOKINETICS, INCORPORATED
                         COMMON STOCK PURCHASE AGREEMENT

                                   SCHEDULE A

                             SCHEDULE OF PURCHASERS

Name                      Investment Amount    Type of Investor
----                      -----------------    ---------------------------------

Glaxo Group Limited       $7,000,000.00        Institutional Accredited Investor

                                    EXHIBIT A

                                LOCK-UP AGREEMENT